SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 2, 1996
                                                 ----------------


                             Newcor, Inc.
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        (Exact name of registrant as specified in its charter)



   Delaware                1-5985                38-0865770
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(State or other         (Commission            (IRS Employer
 jurisdiction)           File Number)        Identification No.)



1825 S. Woodward Avenue, Suite 240, Bloomfield Hills, MI    48302
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (810) 253-2400
                                                   --------------



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(Former name or former address, if changed since last report)
ITEM 5     OTHER EVENTS
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On April 2, 1996, Newcor, Inc. issued a press release announcing that
ABB Flexible Automation has signed a Letter of Intent with Newcor, Inc. to purchase the Wilson Automation Division. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.



ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS
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(c)  Exhibits:
     99   Press release dated April 2, 1996.



                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Newcor, Inc.
                                                 ------------
                                                 (Registrant)


Date    April 4, 1996                     /s/ John Garber
        ----------------                     John Garber
                                             Vice President-Finance